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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (Form S-8 No. 33-47453) pertaining to the 1997 Incentive Plan of Dril-Quip, Inc. of our report dated March 6, 1998 with respect to the consolidated financial statements of Dril-Quip, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                    ERNST & YOUNG LLP

Houston, Texas
March 20, 1998